TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042             HV-6775 – PremierSolutions Cornerstone (Series II)

333-72042             HV-6779 – PremierSolutions Standard (Series A-II)

333-151805           HV-6777 – Hartford 403(b) Cornerstone Innovations

333-151805           HV-6778 – Premier InnovationsSM (Series II)

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Supplement dated May 19, 2020 to your Prospectus

1.                        FUND REORGANIZATIONS

MERGING FUND	ACQUIRING FUND

Invesco Mid Cap Growth Fund	Invesco Oppenheimer Discovery Mid Cap Growth Fund
Invesco Oppenheimer Equity Income Fund	Invesco Dividend Income Fund
Invesco Oppenheimer Mid Cap Value Fund	Invesco American Value Fund
Invesco Oppenheimer Real Estate Fund	Invesco Real Estate Fund

At meetings held on December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved Agreements and Plan of Reorganizations (the “Agreements”) pursuant to which the Merging Funds noted above will transfer all or substantially all of their assets and liabilities (the “Reorganizations”) into the Acquiring Funds in exchange for shares of the Acquiring Funds that will be distributed to the Merging Funds shareholders.

The Reorganizations were consummated on April 17, 2020 (the “Closing Date”) and shareholders of the Merging Funds received shares of the Acquiring Funds that were equal in value to the shares of the Merging Funds that shareholders held immediately prior to the closing of the Reorganizations.

As a result of the Reorganizations, if any of your Participant Account values was allocated to the Merging Funds Sub-Account, that amount was merged into the Acquiring Funds Sub-Account.  If any portion of your future Contribution was allocated to the Merging Funds Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Funds Sub-Account was allocated automatically to the Acquiring Funds Sub-Account.

Participants who were automatically transferred to the Acquiring Funds Sub-Account as a result of the Reorganizations will be permitted to make one special transfer out of the Acquiring Funds Sub-Account to other available Sub-Accounts until 90 days after the date of the Reorganizations.

This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Funds Sub-Account, the Merging Funds were replaced with the Acquiring Funds.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Funds are deleted and replaced with the Acquiring Funds.

2.                        FUND REORGANIZATION

INVESCO SMALL CAP GROWTH FUND

At meetings held on December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Invesco Small Cap Discovery Fund (the “Merging Fund”) will transfer all or substantially all of its assets and liabilities (the “Reorganization”) into the Invesco Small Cap Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that will be distributed to the Merging Fund shareholders.

The Reorganization was consummated on May 15, 2020 (the “Closing Date”) and shareholders of the Merging Fund received shares of the Acquiring Fund that were equal in value to the shares of the Merging Fund that shareholders held immediately prior to the closing of the Reorganization.

As a result of the Reorganization, if any of your Participant Account values was allocated to the Merging Fund Sub-Account, that amount was merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution was allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account was allocated automatically to the Acquiring Fund Sub-Account.

Participants who were automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, if you were enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, the Merging Fund was replaced with the Acquiring Fund.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.